September 29, 2017
CAPITAL ADVISORS GROWTH FUND

Investor Class      CIAOX

a series of Advisors Series Trust

Supplement to Summary Prospectus, Prospectus and Statement of Additional Information ("SAI"), each dated April 30, 2017

Based on a recommendation from Capital Advisors, Inc. (the "Advisor"), investment advisor to the Capital Advisors Growth Fund (the "Fund"), the Board of Trustees of Advisors Series Trust (the "Trust") has approved the elimination of the Fund's Rule 12b-1 Plan and fee.

The Board also approved, at the recommendation of the Advisor, an Amended and Restated Operating Expenses Limitation Agreement between the Trust, on behalf of the Fund, and the Advisor, pursuant to which the Advisor has agreed to reduce the Fund's Expense Cap from 1.25% to 1.00%.  This Expense Cap will be in place through at least April 29, 2019.

Effective September 30, 2017, the Fund's Rule 12b-1 fee is eliminated and the Fund's Expense Cap is reduced to 1.00%. Additionally, effective immediately, Mr. Steven V. Soranno will serve as a co-portfolio manager to the Fund.  Information below is also updated with regard to the Advisor's posting of top-ten portfolio holdings on its website.

Accordingly, the following changes are made to the Fund's Summary Prospectus, Prospectus and SAI.

Summary Prospectus and Prospectus

•	The "Fees and Expenses of the Fund" sub-section and the "Example" sub-section on page 1 of the Summary Prospectus and page 3 of the Prospectus are deleted and replaced with the following:

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold Investor Class shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)
Redemption fee (as a percentage of amount redeemed on shares held 7 days or less)	2.00%
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Other Expenses	0.48%
Acquired Fund Fees and Expenses	0.03%
Total Annual Fund Operating Expenses(1)	1.26%
Less: Fee Waiver(2)	-0.23%
Total Annual Fund Operating Expenses After Fee Waiver	1.03%
(1)
Total Annual Fund Operating Expenses do not correlate to the "Ratio of Expenses to Average Net Assets Before Fee Waivers" found in the Financial Highlights of the statutory prospectus, which reflects the Fund's operating expenses and does not include expenses attributed to acquired fund fees and expenses ("AFFE").

(2)
Capital Advisors, Inc. (the "Advisor") has contractually agreed to waive a portion or all of its management fees and pay Fund expenses to ensure that Total Annual Fund Operating Expenses (excluding AFFE, taxes, interest and extraordinary expenses) do not exceed 1.00% of the Fund's average daily net assets (the "Expense Cap").  The Expense Cap will remain in effect through at least April 29, 2019, and may only be terminated by the Board of the Trust.  The Advisor may request recoupment of previously waived fees and paid expenses from the Fund for three years from the date they were waived or paid, subject to the Expense Cap.

September 29, 2017
Example.  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same (taking into account the Expense Cap only in the first year).  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$105	$353	$646	$1,481

•	The "Portfolio Managers" sub-section on page 3 of the Summary Prospectus and page 6 of the Prospectus is deleted and replaced with the following:

Portfolio Managers.  Keith C. Goddard, CFA, CEO and Chief Investment Officer and Steven V. Soranno, CFA, CAIA and Director of Equity Research are the co-portfolio managers primarily responsible for the day-to-day management of the Fund.  Mr. Goddard has managed the Fund since April 2001. Mr. Soranno has managed the Fund since June 2017.

Prospectus

•	The "Portfolio Manager" sub-section beginning on page 9 of the Prospectus is modified as follows:

Portfolio Managers

Keith C. Goddard, CFA, CEO and Chief Investment Officer for the Advisor, is a ~~the~~ co-portfolio manager of the Fund.  Mr. Goddard is assisted by an Investment Committee with over 50 years of combined experience in investment management.  Mr. Goddard has been a Research Analyst and Portfolio Manager with the Advisor since 1991.  Mr. Goddard earned a Bachelor of Arts Degree in journalism from the University of Colorado-Boulder.

Steven V. Soranno, CFA, CAIA and Director of Equity Research for the Advisor, is a co-portfolio manager of the Fund.  Mr. Soranno joined the firm in May 2017 and oversees equity research for the Advisor. Mr. Soranno has over 25 years of experience in the investment management industry.  Mr. Soranno earned a Bachelor of Arts Degree from Colgate University in 1989 in Economics and Political Science.  Mr. Soranno also earned his Master of Business Administration from the Darden Graduate School of Business Administration at the University of Virginia in 1995.

•	The "Fund Expenses" sub-section beginning on page 10 of the Prospectus is modified as follows:

Fund Expenses

The Fund is responsible for its own operating expenses.  The Advisor has contractually agreed, however, to waive all or a portion of its management fee and pay expenses of the Fund to ensure that the Total Annual Fund Operating Expenses (excluding AFFE,  taxes, interest and extraordinary expenses) do not exceed 1.00~~1.25~~% of the Fund's average daily net assets through at least April 29, 2019~~2018~~.  Prior to September 30, 2017, the Expense Cap was 1.25%. The term of the Fund's operating expense limitation agreement is indefinite and it can only be terminated by the Board.  Any reduction in management fees or payment of Fund expenses made by the Advisor may be recouped by the Advisor in subsequent fiscal years if the Advisor so requests.  This recoupment may be requested if the aggregate amount actually paid by the Fund toward operating expenses for such fiscal year (taking into account the recoupment) does not exceed the expense limitation.  The Advisor may request recoupment for management fee waivers and Fund expense payments made in the prior three fiscal years from the date the fees were waived and expenses were paid.  Any such recoupment is contingent upon the subsequent review and approval of the recouped amounts by the Board.

September 29, 2017
•	The "Distribution and Service (Rule 12b-1) Plan" sub-section on page 19 of the Prospectus is deleted.

SAI

•	The first paragraph of the section titled "Portfolio Holdings Information" on page 12 of the SAI is modified as follows:

"The Advisor and the Fund maintain portfolio holdings disclosure policies (the "Disclosure Policies") that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by the Fund.  These portfolio holdings disclosure policies have been approved by the Board.  Disclosure of the Fund's complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the annual report and semi-annual report to Fund shareholders and in the quarterly holdings report on Form N-Q.  These reports are available, free of charge, on the EDGAR database on the SEC's website at www.sec.gov.  ~~A list of the Fund's top ten portfolio holdings as of each calendar quarter-end is available on the Fund's website after the calendar quarter-end.~~  A complete list of the Fund's portfolio holdings as of each calendar quarter-end is available upon request approximately five to ten business days after the calendar quarter end by calling 1-866-205-0523."

•	The first paragraph in the sub-section titled "Distribution Plan" beginning on page 26 of the SAI is revised as follows:

"Pursuant to a plan of distribution adopted by the Trust, on behalf of the Fund, pursuant to Rule 12b‑1 under the 1940 Act (the "Plan"), the Fund will compensate the Advisor as distribution coordinator in an amount equal to 0.25% of the average daily net assets of the Fund's Investor Class shares for distribution and related expenses.  Effective September 30, 2017, the Rule 12b-1 Plan has been eliminated.  Expenses permitted to be paid include preparation, printing and mailing of prospectuses, shareholder reports such as semi-annual and annual reports, performance reports and newsletters, sales literature and other promotional material to prospective investors, direct mail solicitations, advertising, public relations, compensation of sales personnel, advisors or other third parties for their assistance with respect to the distribution of the Fund's shares, payments to financial intermediaries for shareholder support, administrative and accounting services with respect to shareholders of the Fund and such other expenses as may be approved from time to time by the Board.  The Plan provides for the compensation to the Advisor, as distribution coordinator, regardless of the Fund's distribution expenses."

•	The "Portfolio Manager" section beginning on page 29 of the SAI is replaced with the following:

PORTFOLIO MANAGERS

Mr. Keith C. Goddard, CFA, CEO and Chief Investment Officer and Mr. Steven V. Soranno, CFA, CAIA and Director of Equity Research are the co-portfolio managers primarily responsible for the day-to-day management of the Fund.  The following tables show the number of other accounts (not including the Fund) managed by Mr. Goddard (as of December 31, 2016) and Mr. Soranno (as of August 31, 2017) and the total assets in the accounts managed within various categories.

September 29, 2017

Keith C. Goddard

Type of Accounts	Number of Accounts (Excluding the Fund)	Total Assets	Number of Accounts for which Advisory Fee is Performance Based	Total Assets in Accounts with Advisory Fee Based on Performance
Registered Investment Companies	0	$0	0	$0
Other Pooled Investments	5	$642 million	0	$0
Other Accounts	0	$0	0	$0

Steven V. Soranno

Type of Accounts	Number of Accounts (Excluding the Fund)	Total Assets	Number of Accounts for which Advisory Fee is Performance Based	Total Assets in Accounts with Advisory Fee Based on Performance
Registered Investment Companies	0	$0	0	$0
Other Pooled Investments	5	$642 million	0	$0
Other Accounts	0	$0	0	$0

Material Conflicts of Interest.  Where conflicts of interest arise between the Fund and other accounts managed by the portfolio managers, the portfolio managers will proceed in a manner that ensures the Fund will not be treated materially less favorably.  There may be instances where similar portfolio transactions may be executed for the same security for numerous accounts managed by the portfolio managers.  In such instances, securities will be allocated in accordance with the Advisor's trade allocation policy.

Potential conflicts may arise if the investment strategies of the Fund differ from the strategy required to comply with the unique objectives and constraints of another client portfolio managed by the portfolio managers.  Whenever a given investment opportunity is appropriate for all of the firm's client relationships (i.e., the Fund, the private pooled fund, and the firm's separately managed accounts), each constituency receives a pro-rata share of an executed block trade.  None of the firm's client relationships, including the Fund, receive preferential treatment.

Compensation.  Mr. Goddard's compensation is comprised of a fixed salary and bonus from the Advisor.  The compensation is not based upon performance or value of the Fund.  From time to time, the Advisor pays dividends on its common stock, of which Mr. Goddard is a principal shareholder.  Mr. Soranno's compensation is comprised of [a fixed salary and bonus from the Advisor]. Bonuses are determined by the Advisor and represent a percentage of salary plus any incentive for new business to the Advisor.  Bonuses are not based on the assets of the Fund.

Securities Owned in the Fund by Portfolio Managers.  As of December 31, 2016 and August 31, 2017, Mr. Goddard and Mr. Soranno, respectively, beneficially owned the following securities in the Fund.

September 29, 2017

Name of Portfolio Manager	Dollar Range of Equity Securities Owned in the Fund (None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001 - $500,000, $500,001 to $1,000,000, Over $1,000,000)
Mr. Keith C. Goddard	$100,001 - $500,000
Mr. Steven V. Soranno	None

All other references contained in the Summary Prospectus, Prospectus and SAI to the Fund's Rule 12b-1 Fee and Expense Cap are hereby superseded by the information contained in this Supplement.

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Please retain this Supplement with your Summary Prospectus, Prospectus and SAI for future reference.